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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

     Date of report (Date of earliest event reported): February 9, 2005


                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)

            Maine                     0-12958                01-0395131
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                               66 Main Street
                             Ellsworth, ME 04605
             (Address of principal executive offices) (Zip Code)

                               (207) 667-2504
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On February 9, 2005, the board of directors of Union Bankshares Company (the "Company") declared a 2-for-1 stock split (in the form of a 100% stock dividend) for shareholders of record at the close of business on February 18, 2005. The stock split is payable on March 21, 2005. A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.  Financial Statements and Exhibits.

            Exhibit No.    Description
            -----------    -----------

            99.1           Press release issued by the Company on
                           February 9, 2005.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNION BANKSHARES COMPANY



                                       By:     /s/ Sally J. Hutchins
                                               ----------------------------
                                       Name:   Sally J. Hutchins
                                       Title:  Senior Vice President,
                                               Treasurer and Clerk

Date: February 10, 2005

                                EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

    99.1       Press Release dated February 9, 2005.